UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 28, 2025	(February 24, 2025)
Date of Report (Date of earliest event reported)

GREIF, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-00566	31-4388903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

425 Winter Road, Delaware Ohio	43015
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (740) 549-6000
Former name, former address and former fiscal year, if changed since last report: Not Applicable

    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock	GEF	New York Stock Exchange
Class B Common Stock	GEF-B	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07.    Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders (the "Annual Meeting") of the Company was held on February 24, 2025. At the Annual Meeting, the holders of the Company's Class B Common Stock voted on the following proposals and cast their votes as described below.

Proposal 1

To elect the following persons as directors for one-year terms: Ole G. Rosgaard, Bruce A. Edwards, Mark A. Emkes, Jillian C. Evanko, John W. McNamara, Frank C. Miller, Karen A. Morrison, Robert M. Patterson, B. Andrew Rose and Kimberly T. Scott, the ten persons nominated by the Company’s Board of Directors.

PROPOSAL 001 ELECTION OF DIRECTORS

***	FOR	WITHHELD
Ole G. Rosgaard	17,271,377	31,353
Bruce A. Edwards	17,259,913	42,817
Mark A. Emkes	16,571,019	731,711
Jillian C. Evanko	17,290,605	12,125
John W. McNamara	16,458,583	844,147
Frank C. Miller	16,079,990	1,222,740
Karen A. Morrison	17,280,829	21,901
Robert M. Patterson	17,284,811	17,919
B. Andrew Rose	17,294,585	8,145
Kimberly T. Scott	16,581,577	721,153

Proposal 2

To consider and vote upon the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent auditor for fiscal year 2025:

PROPOSAL 002 ADVISORY VOTE ON RATIFICATION OF APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITOR FOR FISCAL YEAR 2025

***	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
TOTAL SHARES VOTED	19,032,057	18,679	2,162	—
Proposal 3
To consider and vote upon the proposal to approve amendments to the Company's 2001 Management Equity Incentive and Compensation Plan.
PROPOSAL 003 APPROVAL OF AMENDED MANAGEMENT EQUITY INCENTIVE AND COMPENSATION PLAN

***	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
TOTAL SHARES VOTED	15,624,867	1,650,658	27,205	1,750,168

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREIF, INC.
Date: February 28, 2025	By	/s/ Lawrence A. Hilsheimer
Lawrence A. Hilsheimer, Executive Vice President and Chief Financial Officer